Credit Suisse First Boston, Asset Finance Group
GMAC - RFC Home Equity Portfolio- RS6
Investment Property

Selection Criteria: Investment Property
Table of Contents

  Description of the Mortgage Pool
  Credit Score Range
  Original Mortgage Loan Balance ($)
  Net Mortgage Rates (%)
  Mortgage Rates (%)
  Original Loan-to-Value Ratio (%)
  State
  Loan Purpose
  Occupancy
  Property Type
  Documentation
  Prepayment Penalty Term
  Category
  IO Term
  Maximum Mortgage Rate (%) (ARM Loans Only)
  Next Interest Rate Adjustment Date (ARM Loans Only)
  Note Margin (%) (ARM Loans Only)

1. Description of the Mortgage Pool

Aggregate Principal Balance: 183,610,682.71
Minimum Balance: 39,200.00
Maximum Balance: 1,087,500.00
Number of Loans: 1,264
Average Principal Balance: 145,261.62
Weighted Average Original Loan-to-Value: 88.01
Minimum Loan-to-Value: 26.00
Maximum Loan-to-Value: 100.00
Weighted Average Mortgage Rate: 7.057
Minimum Mortgage Rate: 4.500
Maximum Mortgage Rate: 9.875
Weighted Average Net Mortgage Rate: 6.718
Minimum Net Mortgage Rate: 4.200
Maximum Net Mortgage Rate: 9.325
Weighted Average Note Margin: 3.602
Minimum Note Margin: 2.250
Maximum Note Margin: 9.875
Weighted Average Maximum Mortgage Rate: 12.889
Minimum Maximum Mortgage Rate: 10.000
Maximum Maximum Mortgage Rate: 18.750
Weighted Average Minimum Mortgage Rate: 3.826
Minimum Minimum Mortgage Rate: 2.250
Maximum Minimum Mortgage Rate: 9.875
Weighted Average Months to Next RA Date: 33
Minimum Months to Next RA Date: 1
Maximum Months to Next RA Date: 120
Weighted Average Remaining Term to Maturity: 358
Minimum Remaining Term: 174
Maximum Remaining Term: 360
Weighted Average Credit Score: 716
Minimum Available Credit Score: 541
Maximum Credit Score: 816
Percent ARM: 83.53
Percent Fixed: 16.47
First Lien: 100.00
Loans with Prepayment Penalty: 44.14
Percent HomeCommings: 79.73
Percent Fremont: 0.00

2. Credit Score Range

Credit Score Range	Number of Mortgage Loans	Principal Balance	Percentage of Group Loans	Average Principal Balance	Weighted Average LTV
0 - 0	1	$65,415	0.04%	$65,415	70.00%
540 - 559	1	137,505	0.07	137,505	80.00
560 - 579	5	732,086	0.40	146,417	80.25
580 - 599	9	914,384	0.50	101,598	81.06
600 - 619	13	1,505,523	0.82	115,809	84.49
620 - 639	35	6,228,382	3.39	177,954	82.31
640 - 659	48	7,754,088	4.22	161,544	79.89
660 - 679	107	16,682,070	9.09	155,907	79.30
680 - 699	252	36,747,444	20.01	145,823	87.75
700 - 719	175	25,004,030	13.62	142,880	87.26
720 - 739	200	28,200,648	15.36	141,003	89.09
740 - 759	173	24,904,023	13.56	143,954	91.39
760 >=	245	34,735,084	18.92	141,776	93.12
Total:	1,264	$183,610,683	100.00%	$145,262	88.01%

Weighted Average Credit Score: 716
Credit Score not available (number of Loans): 1
Credit Score not available (balance): $65,415.17

Credit Score range 0 - 0 represents loans for which Credit Scores are not available.

3. Original Mortgage Loan Balance ($)

Original Mortgage Loan Balance ($)	Number of Mortgage Loans	Principal Balance	Percentage of Group Loans	Average Principal Balance	Weighted Average FICO	Weighted Average LTV
1 - 100,000	520	$38,452,713	20.94%	$73,948	720	93.41%
100,001 - 200,000	517	73,187,301	39.86	141,562	718	90.90
200,001 - 300,000	151	36,803,970	20.04	243,735	711	86.39
300,001 - 400,000	31	10,728,633	5.84	346,085	699	81.61
400,001 - 500,000	23	10,318,000	5.62	448,609	723	77.05
500,001 - 600,000	10	5,335,233	2.91	533,523	701	76.31
600,001 - 700,000	8	5,251,036	2.86	656,380	714	75.16
700,001 - 800,000	2	1,466,296	0.80	733,148	753	77.47
900,001 - 1,000,000	1	980,000	0.53	980,000	714	70.00
1,000,001 - 1,100,000	1	1,087,500	0.59	1,087,500	733	75.00
Total:	1,264	$183,610,683	100.00%	$145,262	716	88.01%

Average Unpaid Principal Balance: 145,262

4. Net Mortgage Rates (%)

Net Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percentage of Group Loans	Average Principal Balance	Weighted Average FICO	Weighted Average LTV
4.000 - 4.499	7	$1,422,216	0.77%	$203,174	715	78.93%
4.500 - 4.999	23	6,833,633	3.72	297,114	712	77.18
5.000 - 5.499	59	11,782,231	6.42	199,699	709	79.71
5.500 - 5.999	139	25,013,154	13.62	179,951	703	81.11
6.000 - 6.499	214	33,464,083	18.23	156,374	714	83.88
6.500 - 6.999	197	34,909,066	19.01	177,203	722	86.45
7.000 - 7.499	234	28,538,690	15.54	121,960	727	93.88
7.500 - 7.999	198	22,738,200	12.38	114,839	724	97.27
8.000 - 8.499	109	10,696,387	5.83	98,132	701	96.89
8.500 - 8.999	72	6,895,430	3.76	95,770	723	98.22
9.000 - 9.499	12	1,317,592	0.72	109,799	658	93.26
Total:	1,264	$183,610,683	100.00%	$145,262	716	88.01%

Weighted Average Net Mortgage Rate: 6.718

5. Mortgage Rates (%)

Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percentage of Group Loans	Average Principal Balance	Weighted Average FICO	Weighted Average LTV
4.500 - 4.999	7	$1,422,216	0.77%	$203,174	715	78.93%
5.000 - 5.499	34	9,008,139	4.91	264,945	717	78.19
5.500 - 5.999	71	12,945,169	7.05	182,326	703	79.81
6.000 - 6.499	143	25,763,741	14.03	180,166	707	81.40
6.500 - 6.999	253	43,217,771	23.54	170,821	716	83.84
7.000 - 7.499	158	23,754,249	12.94	150,343	723	88.82
7.500 - 7.999	262	32,119,474	17.49	122,593	724	94.52
8.000 - 8.499	182	20,679,219	11.26	113,622	718	97.53
8.500 - 8.999	88	8,279,034	4.51	94,080	716	97.46
9.000 - 9.499	57	5,401,330	2.94	94,760	713	97.77
9.500 - 9.999	9	1,020,341	0.56	113,371	647	90.26
Total:	1,264	$183,610,683	100.00%	$145,262	716	88.01%

Weighted Average Mortgage Rate: 7.057

6. Original Loan-to-Value Ratio (%)

Original Loan-to-Value Ratio (%)	Number of Mortgage Loans	Principal Balance	Percentage of Group Loans	Average Principal Balance	Weighted Average FICO
0.01 - 50.00	4	$417,060	0.23%	$104,265	672
50.01 - 55.00	1	200,000	0.11	200,000	814
55.01 - 60.00	3	846,560	0.46	282,187	707
60.01 - 65.00	11	2,324,538	1.27	211,322	684
65.01 - 70.00	24	7,179,343	3.91	299,139	687
70.01 - 75.00	51	11,465,929	6.24	224,822	700
75.01 - 80.00	289	56,342,385	30.69	194,956	704
80.01 - 85.00	96	13,120,261	7.15	136,669	709
85.01 - 90.00	96	11,203,996	6.10	116,708	682
90.01 - 95.00	125	16,871,844	9.19	134,975	728
95.01 - 100.00	564	63,638,767	34.66	112,835	738
Total:	1,264	$183,610,683	100.00%	$145,262	716

Weighted Average Loan-to-Value: 88.01

7. State

State	Number of Mortgage Loans	Principal Balance	Percentage of Group Loans	Average Principal Balance	Weighted Average FICO	Weighted Average LTV
Alabama	23	$1,937,467	1.06%	$84,238	719	91.57%
Arizona	49	8,443,514	4.60	172,317	710	83.70
Arkansas	10	845,021	0.46	84,502	749	97.05
California	74	22,826,675	12.43	308,469	710	78.38
Colorado	21	3,997,745	2.18	190,369	728	89.67
Connecticut	10	1,888,214	1.03	188,821	682	84.85
Delaware	8	1,130,382	0.62	141,298	644	90.52
District of Columbia	6	1,358,806	0.74	226,468	700	76.91
Florida	162	29,064,781	15.83	179,412	717	85.58
Georgia	90	10,637,677	5.79	118,196	715	95.62
Idaho	14	1,673,123	0.91	119,509	736	85.50
Illinois	38	4,693,124	2.56	123,503	716	90.74
Indiana	28	2,272,951	1.24	81,177	727	97.19
Iowa	2	138,426	0.08	69,213	777	100.00
Kansas	15	1,484,265	0.81	98,951	711	95.25
Kentucky	13	1,310,629	0.71	100,818	718	96.02
Louisiana	20	1,855,477	1.01	92,774	720	92.59
Maine	1	159,000	0.09	159,000	730	100.00
Maryland	25	4,219,056	2.30	168,762	707	85.98
Massachusetts	6	1,387,519	0.76	231,253	715	86.23
Michigan	63	5,332,121	2.90	84,637	725	95.53
Minnesota	21	3,350,538	1.82	159,549	721	92.48
Mississippi	2	191,000	0.10	95,500	735	100.00
Missouri	49	5,405,143	2.94	110,309	726	94.61
Montana	1	155,000	0.08	155,000	789	100.00
Nevada	15	3,001,348	1.63	200,090	683	80.64
New Hampshire	2	154,925	0.08	77,463	649	75.00
New Jersey	36	8,787,922	4.79	244,109	715	80.13
New Mexico	8	1,003,322	0.55	125,415	722	91.47
New York	23	6,412,734	3.49	278,815	700	76.06
North Carolina	58	6,164,897	3.36	106,291	729	92.98
North Dakota	1	71,000	0.04	71,000	724	100.00
Ohio	45	4,179,583	2.28	92,880	723	96.23
Oklahoma	11	986,123	0.54	89,648	711	94.43
Oregon	10	1,425,667	0.78	142,567	710	84.33
Pennsylvania	17	1,950,619	1.06	114,742	720	94.92
Rhode Island	2	398,555	0.22	199,278	748	88.04
South Carolina	26	2,280,843	1.24	87,725	726	95.60
South Dakota	1	97,500	0.05	97,500	703	100.00
Tennessee	25	2,043,768	1.11	81,751	708	93.29
Texas	76	7,960,415	4.34	104,742	713	95.46
Utah	23	3,236,832	1.76	140,732	742	98.46
Vermont	2	438,970	0.24	219,485	707	78.65
Virginia	65	8,584,290	4.68	132,066	720	91.17
Washington	35	5,106,596	2.78	145,903	731	93.45
West Virginia	3	352,800	0.19	117,600	718	97.98
Wisconsin	26	2,829,731	1.54	108,836	720	89.83
Wyoming	3	384,592	0.21	128,197	718	91.17
Total:	1,264	$183,610,683	100.00%	$145,262	716	88.01%

8. Loan Purpose

Loan Purpose	Number of Mortgage Loans	Principal Balance	Percentage of Group Loans	Average Principal Balance	Weighted Average FICO	Weighted Average LTV
EQUITY REFINANCE	182	$29,545,054	16.09%	$162,335	690	78.78%
PURCHASE	1,037	147,362,805	80.26	142,105	722	90.20
RATE/TERM REFINANCE	45	6,702,823	3.65	148,952	700	80.53
Total:	1,264	$183,610,683	100.00%	$145,262	716	88.01%

9. Occupancy

Occupancy	Number of Mortgage Loans	Principal Balance	Percentage of Group Loans	Average Principal Balance	Weighted Average FICO	Weighted Average LTV
Investment Property	1,264	$183,610,683	100.00%	$145,262	716	88.01%
Total:	1,264	$183,610,683	100.00%	$145,262	716	88.01%

10. Property Type

Property Type	Number of Mortgage Loans	Principal Balance	Percentage of Group Loans	Average Principal Balance	Weighted Average FICO	Weighted Average LTV
Attached PUD	46	$7,056,763	3.84%	$153,408	723	92.62%
Condo over 8 stories	15	5,309,064	2.89	353,938	683	76.97
Condo under 5 stories	93	15,592,305	8.49	167,659	717	84.50
Condotel (9 or more stories)	1	478,898	0.26	478,898	700	77.00
Cooperative - 1 bedroom	3	524,072	0.29	174,691	647	74.72
Detached PUD	89	16,140,165	8.79	181,350	720	88.91
Leasehold	1	77,300	0.04	77,300	733	100.00
Mid-rise condo (5-8 stories)	7	1,174,068	0.64	167,724	728	77.81
Single Family (detached)	712	87,160,288	47.47	122,416	714	90.52
Townhouse/rowhouse	15	2,030,979	1.11	135,399	694	89.35
Two-to-four family units	282	48,066,783	26.18	170,450	722	85.28
Total:	1,264	$183,610,683	100.00%	$145,262	716	88.01%

11. Documentation

Documentation	Number of Mortgage Loans	Principal Balance	Percentage of Group Loans	Average Principal Balance	Weighted Average FICO	Weighted Average LTV
Full Documentation	814	$100,529,381	54.75%	$123,500	726	94.83%
Reduced Documentation	450	83,081,302	45.25	184,625	704	79.77
Total:	1,264	$183,610,683	100.00%	$145,262	716	88.01%

12. Prepayment Penalty Term

Prepayment Penalty Term	Number of Mortgage Loans	Principal Balance	Percentage of Group Loans	Average Principal Balance	Weighted Average FICO	Weighted Average LTV
12 Months	65	$9,220,627	5.02%	$141,856	717	92.27%
24 Months	246	34,579,432	18.83	140,567	701	88.94
36 Months	240	29,496,947	16.06	122,904	719	91.99
60 Months	19	3,092,086	1.68	162,741	706	81.93
None	682	102,561,948	55.86	150,384	721	86.86
Other	12	4,659,643	2.54	388,304	703	77.00
Total:	1,264	$183,610,683	100.00%	$145,262	716	88.01%

Other represents not 0,12,24,36 or 60 months and not more than 60 months.

13. Category

Category	Number of Mortgage Loans	Principal Balance	Percentage of Group Loans	Average Principal Balance	Weighted Average FICO	Weighted Average LTV
Alternet Exceptions	1	$254,000	0.14%	$254,000	698	80.00%
Alternet Exceptions (non-IO)	121	15,317,575	8.34	126,592	661	86.69
Expanded Criteria Exceptions	316	64,167,644	34.95	203,062	715	82.42
Expanded Criteria Exceptions (non-IO)	315	46,832,181	25.51	148,674	705	81.59
Home Solutions Exceptions (non-IO)	511	57,039,283	31.07	111,623	741	99.96
Total:	1,264	$183,610,683	100.00%	$145,262	716	88.01%

14. IO Term

IO Term	Number of Mortgage Loans	Principal Balance	Percentage of Group Loans	Average Principal Balance	Weighted Average FICO	Weighted Average LTV
0	947	$119,189,039	64.91%	$125,860	716	91.04%
24	56	9,910,917	5.40	176,981	716	80.21
36	46	7,915,767	4.31	172,082	722	86.33
60	69	11,982,791	6.53	173,664	710	82.90
84	11	1,486,066	0.81	135,097	731	88.65
120	135	33,126,103	18.04	245,379	715	81.69
Total:	1,264	$183,610,683	100.00%	$145,262	716	88.01%

15. Maximum Mortgage Rate (%) (ARM Loans Only)

Maximum Mortgage Rate (%) (ARM Loans Only)	Number of Mortgage Loans	Principal Balance	Percentage of Group Loans	Average Principal Balance	Weighted Average FICO	Weighted Average LTV
10.000 - 10.999	20	$2,800,303	1.83%	$140,015	723	81.33%
11.000 - 11.999	154	29,864,409	19.47	193,925	712	80.79
12.000 - 12.999	289	54,192,800	35.33	187,518	711	82.57
13.000 - 13.999	330	42,558,372	27.75	128,965	727	94.24
14.000 - 14.999	162	18,164,763	11.84	112,128	711	97.43
15.000 - 15.999	7	826,528	0.54	118,075	617	86.28
16.000 - 16.999	6	1,337,497	0.87	222,916	688	81.96
17.000 - 17.999	10	3,092,512	2.02	309,251	723	76.74
18.000 - 18.999	3	534,748	0.35	178,249	645	80.00
Total:	981	$153,371,932	100.00%	$156,342	715	87.09%

16. Next Interest Rate Adjustment Date (ARM Loans Only)

Next Interest Rate Adjustment Date (ARM Loans Only)	Number of Mortgage Loans	Principal Balance	Percentage of Group Loans	Average Principal Balance	Weighted Average FICO	Weighted Average LTV
2005-07	1	$152,000	0.10%	$152,000	680	80.00%
2005-08	2	780,933	0.51	390,467	772	76.99
2005-09	28	7,817,810	5.10	279,208	685	77.92
2005-10	25	7,392,079	4.82	295,683	701	76.91
2005-11	2	590,500	0.39	295,250	717	85.05
2005-12	2	1,228,000	0.80	614,000	714	72.02
2007-02	11	1,579,416	1.03	143,583	710	82.97
2007-03	32	5,831,164	3.80	182,224	698	81.84
2007-04	73	9,963,754	6.50	136,490	704	87.25
2007-05	156	24,071,286	15.69	154,303	703	86.75
2007-06	47	5,937,829	3.87	126,337	718	92.36
2007-10	1	109,645	0.07	109,645	686	85.00
2007-12	1	184,833	0.12	184,833	647	74.00
2008-01	1	149,281	0.10	149,281	697	75.00
2008-02	20	3,262,459	2.13	163,123	707	79.27
2008-03	24	4,525,611	2.95	188,567	698	78.53
2008-04	49	6,711,662	4.38	136,973	714	83.37
2008-05	95	13,024,584	8.49	137,101	730	93.68
2008-06	248	32,035,310	20.89	129,175	742	97.73
2009-11	1	66,000	0.04	66,000	705	80.00
2009-12	3	1,412,847	0.92	470,949	729	77.88
2010-01	4	739,100	0.48	184,775	731	83.04
2010-02	14	1,937,555	1.26	138,397	724	80.06
2010-03	26	4,574,852	2.98	175,956	703	80.95
2010-04	25	4,604,379	3.00	184,175	698	79.70
2010-05	26	5,269,928	3.44	202,690	710	83.31
2010-06	32	4,682,719	3.05	146,335	714	85.26
2011-12	1	200,000	0.13	200,000	694	80.00
2012-02	5	553,971	0.36	110,794	722	85.96
2012-03	10	776,967	0.51	77,697	673	81.64
2012-04	5	1,200,588	0.78	240,118	697	81.89
2012-05	4	534,022	0.35	133,505	749	88.88
2012-06	5	806,255	0.53	161,251	735	88.04
2014-12	1	189,590	0.12	189,590	686	80.00
2015-06	1	475,000	0.31	475,000	742	60.00
Total:	981	$153,371,932	100.00%	$156,342	715	87.09%

Weighted Average Months to Next RA Date: 33

>

17. Note Margin (%) (ARM Loans Only)

Note Margin (%) (ARM Loans Only)	Number of Mortgage Loans	Principal Balance	Percentage of Group Loans	Average Principal Balance	Weighted Average FICO	Weighted Average LTV
2.000 - 2.499	111	$23,088,059	15.05%	$208,001	708	79.13%
2.500 - 2.999	41	11,008,455	7.18	268,499	725	78.33
3.000 - 3.499	500	68,650,686	44.76	137,301	735	91.28
3.500 - 3.999	40	8,383,672	5.47	209,592	716	81.38
4.000 - 4.499	123	17,581,090	11.46	142,936	695	93.16
4.500 - 4.999	56	10,646,724	6.94	190,120	698	79.84
5.000 - 5.499	10	1,376,379	0.90	137,638	659	84.39
5.500 - 5.999	18	2,686,285	1.75	149,238	692	82.73
6.000 - 6.499	21	2,365,964	1.54	112,665	657	84.32
6.500 - 6.999	17	2,349,007	1.53	138,177	640	86.78
7.000 - 7.499	20	2,103,030	1.37	105,151	680	95.46
7.500 - 7.999	14	1,555,371	1.01	111,098	638	91.23
8.000 - 8.499	6	1,029,240	0.67	171,540	671	96.09
8.500 - 8.999	2	121,036	0.08	60,518	649	95.00
9.000 - 9.499	1	215,575	0.14	215,575	576	67.00
9.500 - 9.999	1	211,359	0.14	211,359	633	100.00
Total:	981	$153,371,932	100.00%	$156,342	715	87.09%

Jun 20, 2005 12:14

NY, NY 10010

This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them. Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.